SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                      FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported)
          October 19, 1994





                                 LADD FURNITURE, INC.

                (Exact name of registrant as specified in its charter)

   North Carolina                   0-11577            56-1311320
  (State or other                 (Commission        (I.R.S. Employer
    jurisdiction                  File Number)      Identification No.)
 of Incorporation)

   One Plaza Center, Box HP-3, High Point, North Carolina      27261-1500

       (Address of principal executive offices)                (Zip Code)

  Registrant's  telephone number, including area code        (910) 889-0333

                                      N/A

       (Former name or former address, if changed since last report.)
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          ITEM 1.   Changes in Control of Registrant.

                    Not Applicable.


          ITEM 2.   Acquisition or Disposition of Assets.

                    Not Applicable.


          ITEM 3.   Bankruptcy or Receivership.

                    Not Applicable.


          ITEM 4.   Changes in Registrant's Certifying Accountant.

                    Not Applicable.


          ITEM 5.   Other Events.

                    (a) On October 19, 1994, LADD Furniture, Inc. ("LADD") entered into an amended and restated credit facility with a group of ten banks led by NationsBank of North Carolina, N.A., as agent (the "NationsBank Credit Facility"). The NationsBank Credit Facility consists of a $75.0 million, five-year term loan ("Term Loan") and a $115.0 million, five year revolving credit facility ("Revolver").

                    (b) On October 27, 1994, the Board of Directors of LADD authorized the repurchase of up to 1,000,000 shares of LADD common stock from time to time in the open market. The 1,000,000 shares to be repurchased under this program represents approximately 4.0% of the 23.1 million shares of LADD common stock currently outstanding. See Exhibit 99.2 for the press release regarding this stock repurchase program issued on October 28, 1994.


          ITEM 6.   Resignations of Registrant's Directors.

                    Not Applicable.

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          ITEM 7.   Financial Statements and Exhibits.

                    a)   Exhibits

                         99.1 Amended  and  Restated  Credit
                              Agreement      among      LADD
                              Furniture,  Inc., each  of the
                              subsidiaries  of  the  Company
                              listed  on signature  pages as
                              Guarantors, each  of the Banks
                              that    is    signatory    and
                              NationsBank of North Carolina,
                              N.A., as Agent  for the  Banks
                              (including  pertinent exhibits
                              thereto).

                         99.2 Press    Release    of    LADD
                              Furniture,      Inc.     dated
                              October 28, 1994 regarding the
                              stock repurchase program


          ITEM 8.   Change in Fiscal Year.

                    Not Applicable.
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                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LADD FURNITURE, INC.


Date:  November   14, 1994        By: /s/ William S. Creekmuir
                                          William S. Creekmuir

                                  Title: Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary

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